UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2006

MUTUAL FEDERAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

_____________________________

Federal (State or other jurisdiction of Incorporation)	000-51867 (Commission File Number)	33-1135091 (I.R.S. Employer Identification No.)
2212 West Cermak Road Chicago, Illinois (Address of principal executive offices)		60608 (Zip Code)

Registrant’s telephone number, including area code (773) 847-7747

Not Applicable
(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 6, 2006, the Company announced that its common stock had commenced trading on the OTC Bulletin Board under the symbol “MFDB.” A copy of the press release announcing the commencement of trading is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press release dated April 6, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUTUAL FEDERAL BANCORP, INC.

Date: April 6, 2006	By:	/s/ Stephen M. Oksas
Stephen M. Oksas
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press release dated April 6, 2006.